Exhibit 32(a)
Section 906 Certifications
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

I, Richard A. Boehne, President and Chief Executive Officer of The E. W. Scripps Company (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Annual Report on Form 10-K of the Company for the year ended December 31, 2012 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard A. Boehne

Richard A. Boehne
President and Chief Executive Officer
March 6, 2013